Exhibit 21

SPRINT NEXTEL CORPORATION
SUBSIDIARIES OF REGISTRANT

Sprint Nextel Corporation is the parent. The subsidiaries of Sprint Nextel Corporation are as follows:

Name	Jurisdiction of Incorporation or Organization	Ownership Interest Held By Its Immediate Parent

Alamosa Holdings, Inc.	Delaware	100
Subsidiary:
AirGate PCS, Inc.	Delaware	100
Subsidiaries:
AGW Leasing Company, Inc.	Delaware	100
AirGate Network Services, LLC	Delaware	100
AirGate Service Company, Inc.	Delaware	100
Alamosa PCS Holdings, Inc.	Delaware	100
Subsidiary:
Alamosa (Delaware), Inc.	Delaware	100
Subsidiaries:
Alamosa Delaware Operations, LLC	Delaware	100
Alamosa Holdings, LLC	Delaware	100
Subsidiary:
Alamosa PCS, Inc.	Delaware	100
Subsidiaries:
Alamosa Wisconsin GP, LLC	Wisconsin	100
Subsidiary:
Alamosa Wisconsin Limited Partnership	Wisconsin	1
Subsidiary:
Alamosa (Wisconsin) Properties, LLC	Wisconsin	100
Alamosa Finance, LLC	Delaware	100
Alamosa Limited, LLC	Delaware	100
Subsidiary:
Texas Telecommunications, LP	Texas	99
Subsidiary:
Alamosa Properties, LP	Texas	99
Alamosa Delaware GP, LLC	Delaware	100
Subsidiaries:
Alamosa Properties, LP	Texas	1
Texas Telecommunications, LP	Texas	1
Alamosa Wisconsin Limited Partnership	Wisconsin	99
Alamosa Missouri, LLC	Missouri	100
Subsidiary:
Alamosa Missouri Properties, LLC	Missouri	100
Washington Oregon Wireless, LLC	Oregon	100
Subsidiaries:
Washington Oregon Wireless Licenses, LLC	Delaware	100
Washington Oregon Wireless Properties, LLC	Delaware	100
SWLP, L.L.C.	Oklahoma	100
Subsidiary:
Southwest PCS, L.P.	Oklahoma	99

Name	Jurisdiction of Incorporation or Organization	Ownership Interest Held By Its Immediate Parent
(Alamosa Holdings, LLC subsidiaries continued)

SWGP, L.L.C.	Oklahoma	100
Subsidiary:
Southwest PCS, L.P.	Oklahoma	1
Subsidiaries:
Southwest PCS Licenses, LLC	Delaware	100
Southwest PCS Properties, LLC	Delaware	100
American Telecasting, Inc.	Delaware	100
Subsidiary:
SN UHC 3, Inc. (see People's Choice TV Corp. for SN UHC 3, Inc. subs; see endnote)	Delaware	29.06(1)
Atlanta MDS Co., Inc.	Georgia	100
Subsidiary:
SN UHC 2, Inc. (see Sprint WBC of New York, Inc. for SN UHC 2, Inc. subs; see endnote)	Delaware	4.42(2)
Caroline Ventures, Inc.	Delaware	100
C FON Corporation	Delaware	100
iPCS, Inc.	Delaware	100
Subsidiary:
Bright PCS Holdings, Inc.	Delaware	100
Subsidiary:
Bright Personal Communications Services, LLC	Ohio	100
iPCS Wireless, Inc.	Delaware	100
Subsidiary:
iPCS Equipment, Inc.	Delaware	100
Horizon Personal Communications, Inc.	Ohio	100
IWO Holdings, Inc.	Delaware	100
Subsidiary:
Independent Wireless One Corporation	Delaware	100
Subsidiary:
Independent Wireless One Leased Realty Corporation	Delaware	100
Los Angeles MDS Company, Inc.	California	100
Subsidiary:
SN UHC 2, Inc. (see Sprint WBC of New York, Inc. for SN UHC 2, Inc. subs; see endnote)	Delaware	8.59(2)
New York MDS, Inc.	Delaware	100
Subsidiary:
SN UHC 2, Inc. (see Sprint WBC of New York, Inc. for SN UHC 2, Inc. subs; see endnote)	Delaware	21.58(2)
Nextel Communications, Inc.	Delaware	100
Subsidiaries:
Dial Call Midwest, Inc.	Delaware	100
NCI 900 Spectrum Holdings, Inc.	Delaware	100
Subsidiaries:
ACI 900, Inc.	Delaware	100
Velocita Wireless Holding Corp.	Delaware	100
Subsidiaries:
Machine License Holding, LLC	Delaware	96.17
Velocita Wireless Holding, LLC	Delaware	100
Subsidiary:
Machine License Holding, LLC	Delaware	3.83

Name	Jurisdiction of Incorporation or Organization	Ownership Interest Held By Its Immediate Parent
(Nextel Finance Company subsidiaries continued)

Nextel Finance Company	Delaware	100
Subsidiaries:
FCI 900, Inc.	Delaware	100
Nextel of California, Inc.	Delaware	100
Subsidiaries:
Boost Mobile, LLC	Delaware	100
Nextel Boost of California, LLC	Delaware	100
Nextel Communications of the Mid-Atlantic, Inc.	Delaware	100
Subsidiary:
Nextel Boost of the Mid-Atlantic, LLC	Delaware	100
Nextel License Acquisition Corp.	Delaware	100
Nextel of New York, Inc.	Delaware	100
Subsidiary:
Nextel Boost of New York, LLC	Delaware	100
Nextel Operations, Inc.	Delaware	100
Subsidiary:
Nextel Retail Stores, LLC	Delaware	100
Nextel South Corp.	Georgia	100
Subsidiaries:
Nextel Boost South, LLC	Delaware	100
Nextel License Holdings 1, Inc.	Delaware	100
Nextel License Holdings 3, Inc.	Delaware	100
Nextel Systems Corp.	Delaware	100
Nextel of Texas, Inc.	Texas	100
Subsidiary:
Nextel Boost of Texas, LLC	Delaware	100
Nextel West Corp.	Delaware	100
Subsidiaries:
Nextel Boost West, LLC	Delaware	100
Nextel West Services, LLC	Delaware	100
Nextel License Holdings 2, Inc.	Delaware	100
Nextel License Holdings 4, Inc.	Delaware	100
Nextel of Puerto Rico, Inc.	Puerto Rico	100
Subsidiary:
Nextel License Holdings 5, Inc.	Puerto Rico	100
Sprint Nextel Holdings (ME) Corp.	Delaware	100
Tower Parent Corp.	Delaware	100
Unrestricted Subsidiary Funding Company	Delaware	100
Subsidiaries:
Nextel 220 License Acquisition Corp.	Delaware	100
Nextel Broadband, Inc.	Delaware	100
Nextel Data Investments 1, Inc.	Delaware	100
Nextel Unrestricted Relocation Corp.	Delaware	100
Nextel 700 Guard Band Corp.	Delaware	100
SN UHC 1, Inc.	Delaware	100
Subsidiary:
Sprint HoldCo, LLC	Delaware	54.75
Subsidiary:
Clearwire Communications LLC	Delaware	53.87(3)
Clearwire Corporation	Delaware	53.87(4)
Unrestricted UMTS Funding Company	Delaware	100

Name	Jurisdiction of Incorporation or Organization	Ownership Interest Held By Its Immediate Parent
(Nextel Communications, Inc. subsidiaries continued)

Domestic USF Corp.	Delaware	100
Subsidiaries:
Falcon Administration, L.L.C.	Washington	100
Nextel WIP Corp.	Delaware	100
Subsidiary:
Nextel Partners, Inc.	Delaware	100
Subsidiary:
Nextel Partners Operating Corp.	Delaware	100
Subsidiaries:
Nextel Partners of Upstate New York, Inc.	Delaware	100
Nextel WIP Expansion Corp.	Delaware	100
Nextel WIP Expansion Two Corp.	Delaware	100
Nextel WIP Lease Corp.	Delaware	100
Nextel WIP License Corp.	Delaware	100
NPCR, Inc.	Delaware	100
Subsidiary:
Nextel Partners Equipment LLC	Nevada	100
NPFC, Inc.	Nevada	100
Nextel Boost Investment, Inc.	Delaware	100
Subsidiary:
Boost Worldwide, Inc.	Delaware	100
NCI 700, Inc.	Delaware	100
Sprint Nextel Aviation, Inc.	Delaware	100
Unrestricted Extend America Investment Corp.	Delaware	100
Unrestricted Subscriber Equipment Leasing Company, Inc.	Delaware	100
People's Choice TV Corp.	Delaware	100
Subsidiaries:
G & S Television Network, Inc.	Michigan	100
Subsidiary:
SN UHC 3, Inc. (see People's Choice TV Corp. for SN UHC 3, Inc. subs; see endnote)	Delaware	1.38(1)
SN UHC 3, Inc. (see SN UHC 3, Inc. subs below; see endnote)	Delaware	54.55(1)
Subsidiary:
Sprint HoldCo, LLC	Delaware	30.79
Pin Drop Insurance, Ltd.	Bermuda	100
San Francisco MDS, Inc.	California	100
Subsidiary:
SN UHC 2, Inc. (see Sprint WBC of New York, Inc. for SN UHC 2, Inc. subs; see endnote)	Delaware	4.18 (2)

Name	Jurisdiction of Incorporation or Organization	Ownership Interest Held By Its Immediate Parent
(Sprint Nextel Corporation subsidiaries continued)

S-N GC GP, Inc.	Delaware	100
Subsidiaries:
Gulf Coast Wireless Limited Partnership (see S-N GC HoldCo, LLC)	Louisiana Partnership	2
S-N GC HoldCo, LLC (see S-N GC LP HoldCo, Inc.)	Delaware LLC	1
Subsidiary:
Gulf Coast Wireless Limited Partnership (see S-N GC GP, Inc.)	Louisiana Partnership	98
S-N GC LP HoldCo, Inc.	Delaware	100
Subsidiary:
S-N GC HoldCo, LLC (see S-N GC GP, Inc.)	Delaware LLC	99
SPCS Caribe Inc.	Puerto Rico	100
Sprint Asian American, Inc.	Kansas	100
Sprint Capital Corporation	Delaware	100
Subsidiary:
EQF Holdings, LLC	Delaware LLC	100
SprintCom, Inc.	Kansas	100
Subsidiaries:
SprintCom ECP I, L.L.C.	Delaware	100
Subsidiary:
Enterprise Communications Partnership (see SprintCom ECP II, L.L.C.)	Georgia Partnership	50
Subsidiaries:
Enterprise Digital PCS, LLC	Georgia	100
Enterprise Towers, LLC	Georgia	100
Enterprise Wireless, LLC	Georgia	100
SprintCom ECP II, L.L.C.	Delaware	100
Subsidiary:
Enterprise Communications Partnership (see SprintCom ECP I, L.L.C.)	Georgia Partnership	50
STC Two LLC (see SprintCom Equipment Company L.P.)	Delaware	75
STE 14 Affiliate LLC	Delaware LLC	85
Sprint Corporation	Kansas	100
Sprint Corporation (Inactive)	Missouri	100
Sprint Credit General, Inc.	Kansas	100
Sprint Credit Limited, Inc.	Kansas	100
Sprint eBusiness, Inc.	Kansas	100
Sprint Enterprise Mobility, Inc.	Delaware	100
Sprint Enterprise Network Services, Inc.	Kansas	100
Sprint eWireless, Inc.	Kansas	100
Sprint Healthcare Systems, Inc.	Kansas	100
Sprint International Holding, Inc.	Kansas	100
Subsidiaries:
SETTOV UK Limited	United Kingdom	100
SIHI Mexico S. de R.L. de C.V. (see Sprint International Incorporated)	Mexico	99.9
SIHI New Zealand Holdco, Inc.	Kansas	100
Subsidiary:
Sprint International New Zealand	New Zealand	100
SIHI Scandinavia AB	Sweden	100
SN Holdings (BR I) LLC	Delaware LLC	100
Sprint Brasil Servicos de Telecomunicacoes Ltda. (see Sprint Intern. do Brasil Ltda.)	Brazil	<. 01
Sprint Hong Kong Limited (see Sprint International Incorporated)	Hong Kong	50

Name	Jurisdiction of Incorporation or Organization	Ownership Interest Held By Its Immediate Parent
(Sprint International Holding, Inc. subsidiaries continued)

Sprint International Argentina SRL (see Sprint International Incorporated)	Argentina	90
Sprint International Australia Pty. Limited	Australia	100
Sprint International Austria GmbH	Austria	100
Sprint International Chile Limitada (see Sprint International Incorporated)	Chile	99.9
Sprint International Colombia Ltda. (see Sprint International Incorporated)	Colombia	99.9
Sprint International Communications Canada ULC	Canada	100
Sprint International Communications Singapore Pte. Ltd.	Singapore	100
Sprint International do Brasil Ltda. (see Sprint International Incorporated)	Brazil	50
Subsidiary:
Sprint Brasil Servicos de Telecomunicacoes Ltda. (see Sprint Intern. Holding)	Brazil	> 99.9
Sprint International Holding, Inc. - Japanese Branch Office	Japan	100
Sprint International Holding, Inc. - Shanghai Representative Office	China	100
Sprint International Japan Corp.	Japan	100
Sprint International Korea	Korea	100
Sprint International Norway AS	Norway	100
Sprint International Spain, S.L. (see Sprint International Incorporated)	Spain	98
Sprint International Taiwan Limited	Taiwan	100
Sprint International Venezuela, S.R.L.	Venezuela	100
SprintLink Belgium BVBA (see Sprint International Incorporated)	Belgium	99.96
SprintLink Denmark ApS	Denmark	100
SprintLink France SAS	France	100
SprintLink Germany GmbH	Germany	100
Sprintlink India Private Limited (see Sprint International Incorporated)	India	> 99.99
Sprintlink International Philippines, Inc.	Philippines	100
SprintLink International (Switzerland) GmbH	Switzerland	95
SprintLink Ireland Limited	Ireland	100
SprintLink Italy S.r.l. (see Sprint International Incorporated)	Italy	99
SprintLink Netherlands B.V.	Netherlands	100
SprintLink UK Limited	United Kingdom	100
Sprint Mexico, Inc.	Kansas	100
Sprint PCS Canada Holdings, Inc.	Kansas	100
Sprint Solutions, Inc.	Delaware	100
Sprint TELECENTERs, Inc.	Florida	100
Sprint/United Management Company	Kansas	100
Sprint Ventures, Inc.	Kansas	100
Subsidiary:
Virgin Mobile USA, L.P. (see Virgin Mobile USA, Inc.)	Delaware	16.6508(3)
Sprint Wavepath Holdings, Inc.	Delaware	100
Subsidiaries:
SN UHC 3, Inc. (see People's Choice TV Corp. for SN UHC 3, Inc. subs; see endnote)	Delaware	3.34(1)
Wavepath Holdings, Inc. (see Transworld Telecommunications, Inc.)	Delaware	62.5
Subsidiary:
SN UHC 3, Inc. (see People's Choice TV Corp. for SN UHC 3, Inc. subs; see endnote)	Delaware	10.54(1)

Name	Jurisdiction of Incorporation or Organization	Ownership Interest Held By Its Immediate Parent
(Sprint Nextel Corporation subsidiaries continued)

Sprint WBC of New York, Inc.	Delaware	100
Subsidiary:
SN UHC 2, Inc. (see SN UHC 2, Inc. subs below; see endnote)	Delaware	41.91(2)
Subsidiary:
Sprint HoldCo, LLC	Delaware	2.99
SWV Eight, Inc.	Delaware	100
Subsidiary:
SWV Three Telephony Partnership (see SWV Seven, Inc.)	Delaware Partnership	22
Subsidiary:
Sprint Telephony PCS, L.P. (see Sprint Spectrum Holding Company, L.P.)	Delaware Partnership	40.8
Subsidiaries:
Sprint PCS Assets, L.L.C.	Delaware	100
Subsidiary:
STC One LLC	Delaware	100
Sprint PCS License, L.L.C.	Delaware	100
PCS Leasing Company, L.P. (see Sprint Spectrum Holding Company, L.P.)	Delaware Partnership	51
SWV Five, Inc.	Delaware	100
Subsidiaries:
PhillieCo Partners I, L.P. (see SWV Four, Inc.)	Delaware Partnership	35.3
Subsidiary:
PhillieCo Sub, L.P. (see PhillieCo Partners II, L.P.)	Delaware Partnership	99
Subsidiaries:
PhillieCo, L.P. (see PhillieCo Partners II, L.P.)	Delaware Partnership	99
Subsidiary:
STC Four LLC	Delaware	100
PhillieCo Equipment & Realty Company, L.P. (see PhillieCo Partners II, L.P.)	Delaware Partnership	99
PhillieCo Partners II, L.P. (see SWV Four, Inc.)	Delaware Partnership	35.3
Subsidiaries:
PhillieCo Equipment & Realty Company, L.P. (see PhillieCo Sub, L.P.)	Delaware Partnership	1
PhillieCo, L.P. (see PhillieCo Sub, L.P.)	Delaware Partnership	1
PhillieCo Sub, L.P. (see PhillieCo Partners I, L.P.)	Delaware Partnership	1

Name	Jurisdiction of Incorporation or Organization	Ownership Interest Held By Its Immediate Parent
(Sprint Nextel Corporation subsidiaries continued)

SWV Four, Inc.	Delaware	100
Subsidiaries:
PhillieCo Partners I, L.P. (see Sprint Enterprises, L.P.)	Delaware Partnership	17.6
PhillieCo Partners II, L.P. (see Sprint Enterprises, L.P.)	Delaware Partnership	17.6
SWV Two Telephony Partnership (see SWV Three, Inc.)	Delaware Partnership	99
Subsidiaries:
MinorCo, L.P. (see SWV One Telephony Partnership)	Delaware Partnership	15
Subsidiaries:
American PCS, L.P. (see Sprint Spectrum Holding Company, L.P.)	Delaware Partnership	(5)
Subsidiaries:
American PCS Communications, LLC (see American Personal Communications Holdings, Inc.)	Delaware	99(6)
Subsidiaries:
APC PCS, LLC (see American Personal Communications Holdings, Inc.)	Delaware	99(7)
APC Realty and Equipment Company, LLC (see American Personal Communications Holdings, Inc.)	Delaware	99(7)
Subsidiary:
STC Three LLC	Delaware	100
American Personal Communications Holdings, Inc.	Delaware	100
Subsidiaries:
American PCS Communications, LLC (see American PCS, L.P.)	Delaware	(8)
APC PCS, LLC (see American PCS Communications, LLC)	Delaware	(8)
APC Realty and Equipment Company, LLC (see American PCS Communications, LLC)	Delaware	(8)
Sprint Spectrum Equipment Company, L.P. (see Sprint Spectrum L.P.)	Delaware Partnership	(5)
Sprint Spectrum L.P. (see Sprint Spectrum Holding Company, L.P.)	Delaware Partnership	(5)
Subsidiaries:
Northern PCS Services, LLC	Minnesota LLC	100
Sprint Spectrum Equipment Company, L.P. (see MinorCo, L.P.)	Delaware Partnership	99(9)
Subsidiary:
STC Five LLC	Delaware	100
Subsidiary:
STC Six Company	Delaware Statutory Trust	100
Sprint Spectrum Realty Company, L.P. (see MinorCo, L.P.)	Delaware Partnership	99(9)
WirelessCo, L.P. (see MinorCo, L.P.)	Delaware Partnership	99(9)
Sprint Spectrum Realty Company, L.P. (see Sprint Spectrum L.P.)	Delaware Partnership	(5)
WirelessCo, L.P. (see Sprint Spectrum L.P. )	Delaware Partnership	(5)
Sprint Spectrum Holding Company, L.P. (see SWV One Telephony Partnership)	Delaware Partnership	15
Subsidiaries:
American PCS, L.P. (see MinorCo, L.P.)	Delaware Partnership	99(10)
Sprint Telephony PCS, L.P. (see SWV Three Telephony Partnership)	Delaware Partnership	59.2
PCS Leasing Company, L.P. (see Sprint Telephony PCS, L.P.)	Delaware Partnership	49
Sprint Spectrum L.P. (see MinorCo, L.P.)	Delaware Partnership	99(10)
Wireless Leasing Co., Inc.	Delaware	14.85

Name	Jurisdiction of Incorporation or Organization	Ownership Interest Held By Its Immediate Parent
(Sprint Nextel Corporation subsidiaries continued)

SWV One, Inc.	Delaware	100
Subsidiary:
SWV One Telephony Partnership (see SWV Two, Inc.)	Delaware Partnership	1
Subsidiaries:
MinorCo, L.P. (see SWV Six, Inc.)	Delaware Partnership	15
Sprint Spectrum Holding Company, L.P. (see SWV Six, Inc.)	Delaware Partnership	15
Wireless Leasing Co., Inc. (see SWV Two, Inc.)	Delaware	0.15
SWV Seven, Inc.	Delaware	100
Subsidiary:
SWV Three Telephony Partnership (see SWV Eight, Inc.)	Delaware Partnership	78
SWV Six, Inc.	Colorado	100
Subsidiaries:
MinorCo, L.P. (see Sprint Enterprises, L.P.)	Delaware Partnership	30
Sprint Spectrum Holding Company, L.P. (see Sprint Enterprises, L.P.)	Delaware Partnership	30
Wireless Leasing Co., Inc. (see UCOM, Inc.)	Delaware	30
SWV Three, Inc.	Delaware	100
Subsidiaries:
SWV Two Telephony Partnership (see SWV Four, Inc.)	Delaware Partnership	1
Wireless Leasing Co., Inc. (see SWV Four, Inc.)	Delaware	0.15
SWV Two, Inc.	Delaware	100
Subsidiaries:
SWV One Telephony Partnership (see SWV One, Inc.)	Delaware Partnership	99
Wireless Leasing Co., Inc. (see SWV Three, Inc.)	Delaware	14.85
TDI Acquisition Corporation	Delaware	100
Subsidiaries:
SN UHC 4, Inc. (see SN UHC 4, Inc. subs below; see endnote)	Delaware	95.04(11)
Subsidiary:
Sprint HoldCo, LLC	Delaware	11.36
Wireless Broadcasting Systems of America, Inc.	Delaware	100
Subsidiary:
SN UHC 4, Inc. (see TDI Acquisition Corporation for SN UHC 4, Inc. subs; see endnote)	Delaware	4.96(11)
Transworld Telecommunications, Inc.	Pennsylvania	100
Subsidiaries:
SN UHC 3, Inc. (see People's Choice TV Corp. for SN UHC 3, Inc. subs; see endnote)	Delaware	0.81(1)
Wavepath Holdings, Inc. (see Sprint Wavepath Holdings, Inc. for subs)	Delaware	37.5
UbiquiTel Inc.	Delaware	100
Subsidiary:
UbiquiTel Operating Company	Delaware	100
Subsidiary:
UbiquiTel Leasing Company	Delaware	100

Name	Jurisdiction of Incorporation or Organization	Ownership Interest Held By Its Immediate Parent
(Sprint Nextel Corporation subsidiaries continued)

UCOM, Inc.	Missouri	100
Subsidiaries:
SN UHC 5, Inc. (see US Telecom, Inc. for SN UHC 5, Inc. subs; see endnote)	Delaware	34.14(12)
Sprint Communications Company L.P. (see US Telecom, Inc.)	Delaware Partnership	34.14
Subsidiaries:
Sprint Communications Company of New Hampshire, Inc.	New Hampshire	100
Sprint Communications Company of Virginia, Inc.	Virginia	100
Sprint Licensing, Inc.	Kansas	100
USST of Texas, Inc.	Texas	100
SprintCom Equipment Company L.P. (see US Telecom, Inc.)	Delaware Partnership	49
Sprint Enterprises, L.P.	Delaware Partnership	48.99
Subsidiaries:
MinorCo, L.P. (see SWV Two Telephony Partnership)	Delaware Partnership	40
PhillieCo Partners I, L.P. (see SWV Five, Inc.)	Delaware Partnership	47.1
PhillieCo Partners II, L.P. (see SWV Five, Inc.)	Delaware Partnership	47.1
Sprint Spectrum Holding Company, L.P. (see SWV Six, Inc.)	Delaware Partnership	40
Wireless Leasing Co., Inc. (see US Telecom, Inc.)	Delaware	19.60
Wireline Leasing Co., Inc. (see US Telecom, Inc.)	Delaware	34.14
Sprint Global Venture, Inc.	Kansas	(13)
Subsidiary:
SGV Corporation	Kansas	100
US Telecom, Inc.	Kansas	100
Subsidiaries:
ASC Telecom, Inc.	Kansas	100
LCF, Inc.	California	100
SN UHC 5, Inc. (see SN UHC 5, Inc. subs below; see endnote)	Delaware	58.98(12)
Subsidiary:
Sprint HoldCo, LLC	Delaware	0.12
Sprint Communications Company L.P. (see Utelcom, Inc.)	Delaware Partnership	58.98
SprintCom Equipment Company L.P. (see UCOM, Inc.)	Delaware	51
Subsidiaries:
STC Two LLC (see SprintCom, Inc.)	Delaware	25
STE 14 Affiliate LLC	Delaware LLC	15
Sprint Enterprises, L.P.	Delaware Partnership	51.01
Sprint Global Venture, Inc. (see UCOM, Inc.)	Kansas	(14)
Sprint Iridium, Inc.	Kansas	100
United Telecommunications, Inc.	Delaware	100
US Telecom of New Hampshire, Inc.	New Hampshire	100
Wireless Leasing Co., Inc. (see SWV One, Inc.)	Delaware	20.40
Wireline Leasing Co., Inc. (see Utelcom, Inc.)	Delaware	58.98

Name	Jurisdiction of Incorporation or Organization	Ownership Interest Held By Its Immediate Parent
(Sprint Nextel Corporation subsidiaries continued)

US Unwired Inc.	Louisiana	100
Subsidiaries:
Louisiana Unwired, LLC	Louisiana	100
Subsidiaries:
Georgia PCS Management, L.L.C.	Georgia	100
Subsidiary:
Georgia PCS Leasing, LLC	Georgia	100
Texas Unwired (see US Unwired Inc.)	Louisiana General Part	80
Texas Unwired (see Louisiana Unwired, LLC)	Louisiana General Part	20
UT Transition Corporation (Inactive)	Delaware	100
Utelcom, Inc.	Kansas	100
Subsidiaries:
Private TransAtlantic Telecommunications System, Inc.	Delaware	100
Subsidiary:
Private Trans-Atlantic Telecommunications System (N.J.), Inc.	New Jersey	100
SN UHC 5, Inc. (see US Telecom, Inc., for SN UHC 5, Inc., subs; see endnote)	Delaware	4.94(12)
Sprint Communications Company L.P. (see Sprint International Communications Corporation)	Delaware Partnership	4.94(12)
Sprint Global Venture, Inc. (see Sprint International Communications Corporation)	Kansas	(13)
Sprint International Incorporated	Delaware	100
Subsidiaries:
SIHI Mexico S. de R.L. de C.V. (see Sprint International Holding, Inc.)	Mexico	0.01
Sprint Global Venture, Inc. (see UCOM, Inc.)	Kansas	86
Sprint Hong Kong Limited	Hong Kong	50(14)
Sprint International Argentina SRL (see Sprint International Holding, Inc.)	Argentina	10
Sprint International do Brasil Ltda. (see Sprint International Holding, Inc.)	Brazil	50
Sprint International Caribe, Inc.	Puerto Rico	100
Sprint International Chile Limitada (see Sprint International Holding, Inc.)	Chile	0.1
Sprint International Colombia Ltda. (see Sprint International Holding, Inc.)	Colombia	0.1
Sprint International Communications Corporation	Delaware	100
Subsidiaries:
SN UHC 5, Inc. (see US Telecom, Inc. for SN UHC 5, Inc. subs; see endnote)	Delaware	1.94(12)
Sprint Communications Company L.P. (see UCOM, Inc.)	Delaware Partnership	1.94
Sprint Global Venture, Inc. (see UCOM, Inc.)	Kansas	13
Sprint International Network Company LLC	Delaware	100
Wireline Leasing Co., Inc. (see UCOM, Inc.)	Delaware	1.94
Sprint International Incorporated - Beijing Representative Office	China	100
Sprint International Spain, S.L. - (see Sprint International Holding, Inc.)	Spain	2
SprintLink Belgium BVBA (see Sprint International Holding, Inc.)	Belgium	0.04
Sprintlink India Private Limited (see Sprint International Holding, Inc.)	India	< 0.01
SprintLink International (Switzerland) GmbH	Switzerland	5
SprintLink Italy S.r.l. (see Sprint International Holding, Inc.)	Italy	1
Wireline Leasing Co., Inc. (see Sprint International Communications Corporation)	Delaware	4.94

Name	Jurisdiction of Incorporation or Organization	Ownership Interest Held By Its Immediate Parent
(Sprint Nextel Corporation subsidiaries continued)

Via/Net Companies	Nevada	100
Subsidiary:
SN UHC 2, Inc. (see Sprint WBC of New York, Inc. for SN UHC 2, Inc. subs; see endnote)	Delaware	19.32(2)
Virgin Mobile USA, Inc.	Delaware	100
Subsidiaries:
VMU GP, LLC	Delaware	100
Subsidiary:
Bluebottle USA Investments L.P.	Delaware	0.001(3)
Bluebottle USA Investments L.P.	Delaware	100(4)
Bluebottle USA Investments L.P.	Delaware	99.999(3)
Subsidiary:
Bluebottle USA Holdings L.P.	Delaware	99.470(3)
Bluebottle USA Holdings L.P.	Delaware	100(4)
Bluebottle USA Holdings L.P.	Delaware	0.53(3)
Subsidiaries:
VMU GP1, LLC	Delaware	100
Subsidiary:
Virgin Mobile USA, L.P.	Delaware	0.0005(3)
Virgin Mobile USA, L.P.	Delaware	100(4)
Virgin Mobile USA, L.P.	Delaware	52.6459(3)
Virgin Mobile USA, L.P.	Delaware	30.7028(3)
Subsidiaries:
Assurance Wireless of South Carolina, LLC	Delaware	100
Helio LLC	Delaware	100(3) (4)
Wireless Cable of Florida, Inc.	Florida	100
Subsidiary:
SN UHC 3, Inc. (see People's Choice TV Corp. for SN UHC 3, Inc. subs; see endnote)	Delaware	0.32(1)
ENDNOTES
__________________________________________
(1) See also American Telecasting, Inc., People's Choice TV Corp., G & S Television Network, Inc., Sprint Wavepath Holdings, Inc., Transworld Telecommunications, Inc., Wavepath Holdings, Inc., Wireless Cable of Florida, Inc.
(2) See also Sprint WBC of New York, Inc., Atlanta MDS Co., Inc., Los Angeles MDS Company, Inc., New York MDS, Inc., San Francisco MDS, Inc., Via/Net Companies
(3) Economic interest.
(4) Voting interest.
(5) MinorCo, L.P. holds a limited and preferred partnership interest of less than 1%.
(6) American PCS, L.P. holds the general partnership interest of greater than 99%.
(7) American PCS Communications, LLC holds the general partnership interest of greater than 99%.
(8) American Personal Communications Holdings, Inc. holds a limited partnership interest of less than 1%.
(9) Sprint Spectrum L.P. holds the general partnership interest of greater than 99%.
(10) Sprint Spectrum Holding Company, L.P. holds the general partnership interest of greater than 99%.
(11) See also TDI Acquisition Corporation and Wireless Broadcasting Systems of America, Inc.
(12) See also US Telecom, Inc., UCOM, Inc., Utelcom, Inc., Sprint International Communications Corporation.
(13) UCOM, Inc., US Telecom, Inc., and Utelcom, Inc., each holds less than 1% of the common stock.

(14) Held in trust for Sprint International Holding, Inc.